The Hirtle Callaghan Trust
Supplement to Prospectus dated April 21, 2008
The Institutional Value Equity Portfolio
The Institutional Growth Equity Portfolio
The date of this supplement is June 27, 2008
The paragraph titled “Acceptance of Purchase Orders; Anti-Money Laundering Policy” on page 16 of the prospectus is hereby deleted and replaced with the following (all other information remains unchanged):
Acceptance of Purchase Orders; Anti-Money Laundering Policy. Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. Generally, purchases must be made in U.S. dollars. Third-party checks, cash, credit cards, credit card convenience checks, traveler’s checks, and checks payable in foreign currency are not accepted. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust’s transfer agent on any regular business day.
If accepted by the Trust, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios. Securities accepted by the Trust for exchange and Portfolio shares to be issued in the exchange will be valued as set forth under “Calculating NAV” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Trust by the investor upon receipt from the issuer. The Trust will not accept securities in exchange for shares of a Portfolio unless such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued and current market quotations are readily available for such securities. The Trust will accept such securities for investment and not for resale. A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Trust. Purchases of shares will be made in full and fractional shares calculated to three decimal places.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accordingly, when you open an account, you will be asked for information that will allow the Trust to verify your identity, in the case of individual investors or, in the case of institutions or other entities, to verify the name, principal place of business, tax payer identification number and similar information. The Trust may also ask you to provide other documentation or identifying information and/or documentation for personnel authorized to act on your behalf.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to April 21, 2008 Prospectus
for The Hirtle Callaghan Trust

The Hirtle Callaghan Trust
Supplement to Statement of Additional Information of April 23, 2008
The date of this Supplement is June 27, 2008
The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio: The following supplements the section in the Statement of Additional Information (“SAI”) entitled “Investment Advisory Arrangements,” found on page 6 of the SAI (all other information remains unchanged):
During the third quarter of 2008 it is expected that Hirtle Callaghan & Co., Inc., which has served as the Trust’s investment adviser since the Trust’s inception, will: (i) change its name to Hirtle Callaghan & Co. Holdings, Inc.; (ii) organize a limited liability company (“LLC”) under the laws of the Commonwealth of Pennsylvania and serve as that LLC’s sole member; and (iii) transfer substantially all of its assets and liabilities to the LLC. The LLC will then continue the business of providing investment advisory services to the Trust and all other clients of the firm under the name “Hirtle Callaghan & Co., LLC.” These transactions are being undertaken to provide the Hirtle Callaghan organization with a more flexible organizational scheme and will not result in any substantive change in the nature or quality of the services provided to clients or the Trust, or the personnel who deliver these services. Transition of those advisory agreements pursuant to which these services are provided to the new subsidiary company will occur following the effective date of its registration as an investment adviser and in accordance with the approval of the Trust’s Board of Trustees and, in the case of private agreements, as deemed appropriate by Hirtle Callaghan. This transition is expected to be completed during August, 2008.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Statement of Additional Information
dated April 23, 2008 for The Hirtle Callaghan Trust